                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported): OCTOBER 22, 2002


                             TENNECO AUTOMOTIVE INC.
               (Exact Name of Registrant as Specified in Charter)



           DELAWARE                    1-12387                  76-0515284
(State or Other Jurisdiction    (Commission File Number)      (IRS Employer
 of Incorporation)                                           Identification No.)




    500 NORTH FIELD DRIVE, LAKE FOREST, ILLINOIS                   60045
       (Address of Principal Executive Offices)                  (Zip Code)





Registrant's telephone number, including area code: (847) 482-5000

ITEM 5. OTHER EVENTS.

     On October 22, 2002, Tenneco Automotive Inc. announced its results of operations for the third quarter of 2002. A copy of the press release announcing the company's third quarter results is filed as an exhibit to this Form 8-K report, and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


     Exhibit
     Number        Description
     --------      ------------

      99.1 Press Release, dated October 22, 2002, regarding Tenneco Automotive's third quarter 2002 results of operations.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          TENNECO AUTOMOTIVE INC.


Date: October 31, 2002                    By: /s/ Mark A. McCollum
                                              ----------------------------------
                                              Mark A. McCollum
                                              Senior Vice President and
                                              Chief Financial Officer

                                 EXHIBIT INDEX


     Exhibit
     Number        Description
     --------      ------------
      99.1         Press Release, dated October 22, 2002, regarding Tenneco
                   Automotive's third quarter 2002 results of operations.


                                      -3-